Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ G. A. Hale
                                       G. A. Hale

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                              /s/ M. Holden, Jr.
                                  M. Holden, Jr.



                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ C. H. Holley
                                       C. H. Holley

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ K. MacDonnell
                                       K. MacDonnell

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ R. B. McGlynn
                                       R. B. McGlynn

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ B. J. Morgan
                                       B. J. Morgan

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ J. L. Jacobs
                                       J. L. Jacobs

                                             Exhibit 24

ATLANTIC ENERGY, INC.

                POWER OF ATTORNEY


          The undersigned, a director or officer of Atlantic Energy, Inc., a New Jersey corporation, does hereby appoint J. L. JACOBS, M. J. CHESSER, M. J. BARRON, and J. E. FRANKLIN II and each of them (with power to act without the other), including full power of substitution and revocation, as the undersigned's true and lawful attorneys-in-fact and agents, with full power and authority to act in all capacities for him and in his/her name, place and stead in connection with the filing with the Securities and Exchange Commission, pursuant to the Securities Act of 1933, as amended, of a Registration Report on Form S-8, and any and all amendments thereto, relating to not in excess of 400,000 shares of common stock in connection with the Atlantic Energy, Inc. and Subsidiaries Employee Stock Purchase Plan, and execute and deliver for the undersigned and in his/her name, place and stead all such other documents or instruments and to take such further action as they, or any of them, deem appropriate. The undersigned hereby ratifies and adopts as his/her own act and deed the acts lawfully taken by said attorneys-in-fact and agents, or any of them, or by their respective substitutes pursuant to the powers and authorities granted herein.

          IN WITNESS WHEREOF, the undersigned has executed this document as of this 10th day of May, 1996.




                                   /s/ H. J. Raveche
                                       H. J. Raveche